EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ansoft Corporation (the “Company”) on Form 10-K for the year ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas Csendes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2005

	By:	/s/ Nicholas Csendes

Nicholas Csendes
President and Chief Executive Officer
Date: June 2, 2005

	By:	/s/ Thomas A.N. Miller

Thomas A.N. Miller
Chief Financial Officer

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.